SCHEDULE 14C
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SCHEDULE 14C INFORMATION
INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO. _______)

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Ivy Variable Insurance Portfolios
(Name of Registrant as Specified in Its Charter)

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IVY VARIABLE INSURANCE PORTFOLIOS
Delaware Ivy VIP Pathfinder Moderate – Managed Volatility
(formerly, Ivy VIP Pathfinder Moderate – Managed Volatility)
Delaware Ivy VIP Pathfinder Moderately Aggressive – Managed Volatility
(formerly, Ivy VIP Pathfinder Moderately Aggressive – Managed Volatility)
Delaware Ivy VIP Pathfinder Moderately Conservative – Managed Volatility
(formerly, Ivy VIP Pathfinder Moderately Conservative – Managed Volatility)
Delaware Ivy VIP Asset Strategy
(formerly, Ivy VIP Asset Strategy)
Delaware Ivy VIP Balanced
(formerly, Ivy VIP Balanced)
Delaware Ivy VIP Pathfinder Aggressive
(formerly, Ivy VIP Pathfinder Aggressive)
Delaware Ivy VIP Pathfinder Moderately Aggressive
(formerly, Ivy VIP Pathfinder Moderately Aggressive)
Delaware Ivy VIP Pathfinder Moderate
(formerly, Ivy VIP Pathfinder Moderate)
Delaware Ivy VIP Pathfinder Moderately Conservative
(formerly, Ivy VIP Pathfinder Moderately Conservative)
Delaware Ivy VIP Pathfinder Conservative
(formerly, Ivy VIP Pathfinder Conservative)

(each, a “Portfolio” and together, the “Portfolios”)

100 Independence, 610 Market Street
Philadelphia, PA 19106-2354
JOINT INFORMATION STATEMENT
This Joint Information Statement is being furnished on behalf of the Board of Trustees (the “Trustees” or “Board”) of Ivy Variable Insurance Portfolios (the “Trust”) to inform shareholders of the Portfolios listed above about recent changes related to the Portfolios’ sub-advisory arrangements or about new sub-advisory arrangements.  The changes were approved by the Board on the recommendation of the Portfolios’ investment manager, Delaware Management Company (“DMC”), which is a series of Macquarie Investment Management Business Trust (“MIMBT”), without shareholder approval as is permitted by an order of the U.S. Securities and Exchange Commission (“SEC”).  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.
A Notice of Internet Availability of Joint Information Statement relating to this Joint Information Statement (“Notice”) was mailed beginning on or about February 11, 2022 to shareholders of record of each Portfolio as of January 14, 2022 (the “Record Date”).  The Joint Information Statement is available on the Portfolios’ website for all Portfolios, except Delaware Ivy VIP Asset Strategy and Delaware Ivy VIP Balanced, at ivyinvestments.com/reports/ivy and for Delaware Ivy VIP Asset Strategy and Delaware Ivy VIP Balanced at delawarefunds.com/vip-literature on or about February 11, 2022 until at least April 1, 2022. A paper or e-mail copy of the Joint Information Statement may be obtained, without charge, by contacting your participating securities dealer or other financial intermediary or, if you own Portfolio shares directly through the Portfolios’ service agent, by calling the Portfolios’ service agent toll free at 800 914-0278.

INTRODUCTION

DMC has received manager-of-managers relief from the SEC and the Portfolios’ shareholders have authorized the Portfolios to rely on the relief.  Pursuant to that “manager of managers” authority, DMC, subject to approval by the Board, is permitted to hire, terminate, or replace sub-advisors who are affiliated or unaffiliated with the Trust or DMC, and to enter into and modify material terms and conditions of the related sub-advisory agreements without shareholder approval. Section 15(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), generally requires that the shareholders of a mutual fund approve an agreement pursuant to which a person serves as investment advisor or sub-advisor of the fund. In order to use the “manager of managers” authority discussed above, DMC and certain affiliates requested and received an exemptive order from the SEC on January 17, 2017 (the “SEC Order”).  The SEC Order exempts DMC and other affiliates from certain of the shareholder approval requirements of Section 15(a) of the 1940 Act and allows the Board, subject to certain conditions, to appoint new sub-advisors and approve new sub-advisory agreements on behalf of the Trust without shareholder approval.  DMC has ultimate responsibility (subject to oversight by the Board) to supervise the sub-advisors and recommend the hiring, termination, and replacement of the sub-advisors to the Board.

At a meeting held on September 13, 2021 (the “Meeting”), the Board, including a majority of the Trustees who are not “interested persons” of the Trust or of DMC (the “Independent Trustees”), approved the appointment of portfolio manager teams of DMC for certain of the Portfolios and the appointment of Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”), Macquarie Investment Management Europe Limited (“MIMEL”), Macquarie Funds Management Hong Kong Limited (“MFMHKL”), and Macquarie Investment Management Global Limited (“MIMGL”), each of which is an affiliated of DMC (each an “Affiliated Sub-Advisor” and collectively, the “Affiliated Sub-Advisors”) to provide discretionary investment management services either in full or partially in a sub-advisory capacity and in some cases as new portfolio managers as described below. In connection with these appointments, the Board voted to approve the new sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements”) between DMC, on behalf of the Portfolios, and the Affiliated Sub-Advisors to take effect on or about the November 15, 2021.

The Trust and DMC have agreed to comply with certain conditions when acting in reliance on the relief granted in the SEC Order. These conditions require, among other things, that within ninety (90) days of hiring a new sub-advisor, the affected fund will notify the shareholders of the fund of the changes. The Notice provides such notice of the changes and this Joint Information Statement presents additional details regarding each Affiliated Sub-Advisor and the new Sub-Advisory Agreements.

THE INVESTMENT MANAGER

DMC is located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, and is a series of MIMBT, which is an indirect subsidiary of Macquarie Management Holdings, Inc. (“MMHI”), which in turn is an indirect subsidiary, and subject to the ultimate control, of Macquarie Group Limited (“Macquarie”).  DMC is registered as an investment advisor with the SEC under the Investment Advisers Act of 1940, as amended.
DMC provides investment advisory services to the Portfolios pursuant an investment management agreement dated April 30, 2021 between the Trust and DMC (the “Management

Agreement”).  The Management Agreement was approved by the Board, including a majority of its Independent Trustees, and Portfolio shareholders in connection with the transaction whereby Macquarie acquired Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company, the Portfolios’ former principal investment advisor. The Trust employs DMC to generally manage the investment and reinvestment of the assets of the Portfolios.  In so doing, DMC may hire one or more affiliated or unaffiliated sub-advisors to carry out the investment program of the Portfolios, subject to the approval of the Board. DMC continuously reviews and supervises the investment program of the Portfolios. DMC furnishes regular reports to the Board regarding the investment program and performance of the Portfolios.

Pursuant to the Management Agreement, DMC has full discretion and responsibility, subject to the overall supervision of the Board, to select and contract with one or more investment sub-advisors, to manage the investment operations and composition of the Portfolios, and to render investment advice for the Portfolios, including the purchase, retention, and disposition of investments, securities, and cash held by the Portfolios. The Management Agreement obligates DMC to implement decisions with respect to the allocation or reallocation of each Portfolio’s assets among one or more current or additional sub-advisors, and to monitor the Affiliated Sub-Advisors’ compliance with the Portfolios’ investment objective(s), policies, and restrictions. Under the Management Agreement, the Trust will bear the expenses of conducting their business. In addition, DMC pays the salaries of all officers and Trustees of the Trust who are officers, directors, or employees of DMC or its affiliates.

As compensation for the services rendered under the Management Agreement, the Portfolios pay DMC an annual management fee as a percentage of average daily net assets as described in Exhibit A. Because the Management Agreement became effective on April 30, 2021, the Portfolios either did not pay DMC any advisory fees during their respective last fiscal years or paid such fees for a partial fiscal year.

The key executives of DMC and their principal occupations are: Shawn K. Lytle, President/Chief Executive Officer; David F. Connor, Senior Vice President/General Counsel/Secretary; Richard Salus, Senior Vice President/Chief Financial Officer; Michael F. Capuzzi, Senior Vice President/U.S. Chief Operating Officer; and; Brian L. Murray, Senior Vice President/Global Chief Compliance Officer.  The address of each person listed is 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354. Shawn K. Lytle is also a Trustee for the Portfolios.

A.	MACQUARIE’S GLOBAL INVESTMENT PLATFORM
DMC uses Macquarie’s global equity and fixed income investment platforms in providing advisory, trading and other services to the Portfolios.  At a meeting held on January 12, 2021, the Board previously approved the use of the Affiliated Sub-Advisors on the global investment platforms for certain of the Portfolios.  Below is a brief description of Macquarie’s global investment platforms, the Affiliated Sub-Advisors and the anticipated role that the Affiliated Sub-Advisors would play in the investment program of each applicable Portfolio.

Global Equity Investment Platform. DMC uses MIMGL to provide quantitative support and with MFMHKL, trading to the equity mutual funds that they advise.  Both MIMGL and MFMHKL are registered investment advisers with the SEC, as well as registered in their home jurisdiction. MIMGL, DMC’s Sydney, Australia based affiliate, and MFMHKL, DMC’s Hong Kong domiciled affiliate, are authorized to provide trading for equity Portfolios investing in foreign securities to support DMC’s portfolio managers. Under this arrangement, MIMGL provides services such as performance attribution and supplementing the work of DMC’s U.S. based quantitative team, with both MIMGL and MFMHKL trading securities as directed by DMC’s U.S. based portfolio managers in the Austral-Asia time zone.  DMC believes that utilizing local traders in the applicable time zone, or closer to the applicable time zone, creates efficiencies, leverages relationships those traders may have with local market participants and enables more nimble execution and responsiveness to information that may impact the region.

Global Fixed Income Investment Platform.  DMC uses MIMAK, MIMEL and MIMGL to provide portfolio management and trading services, as well as to share investment research and recommendations, to the fixed income Portfolios.  The global fixed income investment platform includes offices in Philadelphia (DMC), Sydney (MIMGL), London (MIMEL) and Vienna (MIMAK), which provide 24-hour coverage across the three major market time zones (Australasia, Europe, Americas) and collaboration on all major fixed income asset classes presently managed by all four locations.  DMC believes that this global coverage is beneficial for the Portfolios, as it translates into potentially more resources and diversity of viewpoints to assist in the management of the Portfolios.  DMC collaborates across locations and is able to delegate to its affiliate-specific execution of the Portfolios’ strategy from time to time in its sole discretion, although DMC and the Portfolios’ named portfolio managers are responsible for driving the Portfolios’ strategy and investment process and remain primarily responsible for the day-to-day management of the Portfolios’ portfolios.  DMC believes the ability to utilize its global affiliates in this manner enables DMC’s portfolio managers to leverage the capabilities of the broader Macquarie Asset Management organization and to take advantage of its affiliates’ expertise and location in Austral-Asian, European or British financial markets, as well as the affiliates’ access to research and investment ideas that may be unique to or influenced by those financial markets.   Moreover, consistent with the use of affiliates for trading equity securities as discussed above, utilizing local traders in the applicable time zone, or closer to the applicable time zone, provides benefits such as efficiencies, access to relationships those traders may have with local market participants and more nimble execution and reactivity to information that may impact the region.

The chart in Exhibit B describes the platform(s) and Affiliated Sub-Advisors used by each Portfolio as well as the services provided to each such Portfolio by the applicable Affiliated Sub-Advisors.

B.	AFFILIATED SUB-ADVISORS

Macquarie Investment Management Austria Kapitalanlage AG. MIMAK, located at Kaerntner Strasse 28, 1010 Vienna, Austria, is an affiliate of DMC and a part of Macquarie Asset Management (“MAM”). MAM is the marketing name for certain companies comprising the asset management division of Macquarie. As of December 31, 2021, MAM managed more than $261.3 billion in assets for institutional and individual clients.

Although MIMAK serves as a sub-advisor for the Portfolios, DMC has ultimate responsibility for all investment advisory services.  In addition to MIMAK being primarily responsible for the day-to-day management of certain of the Portfolios, DMC may seek investment advice and recommendations from MIMAK and DMC may also permit MIMAK to execute Portfolio security trades on behalf of DMC and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize MIMAK’s specialized market knowledge. DMC has entered into a separate sub-advisory agreement with MIMAK and compensates MIMAK out of the investment advisory fees it receives from the Portfolios (the “MIMAK Sub-Advisory Agreement”). There will be no increase in the advisory fees paid by the Portfolios to DMC as a consequence of the appointment of MIMAK and the implementation of the MIMAK Sub-Advisory Agreement. The MIMAK Sub-Advisory Agreement with the Portfolios was effective and MIMAK began sub-advising the Portfolios as described in Exhibit B.

MIMAK serves as sub-advisor for the fixed income funds within the Delaware Funds by Macquarie that do not invest primarily in US municipal securities as part of the global fixed income platform.

The names and principal occupations of the principal executive officers and/or directors of MIMAK are listed below. The address of each principal executive officer and/or director listed below, as it relates to the person’s position with MIMAK, is Kaerntner Strasse 28, 1010 Vienna, Austria:

Name	Position
Rene Kreisl	Chief Compliance Officer and Director
Gerhard Aigner	Chief Executive Officer and Director
Konrad Kontriner	Director

Macquarie Investment Management Europe Limited. MIMEL, located at 28 Ropemaker Street, London, England, is an affiliate of DMC and a part of MAM.

Although DMC has ultimate responsibility for all investment advisory services, DMC may seek investment advice and recommendations from MIMEL. DMC may also permit MIMEL to execute Portfolio security trades on behalf of DMC and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize MIMEL’s specialized market knowledge. DMC has entered into a separate sub-advisory agreement with MIMEL and compensates MIMEL out of the investment advisory fees it receives from the Portfolios (the “MIMEL Sub-Advisory Agreement”). There will be no increase in the advisory fees paid by the Portfolios to DMC as a consequence of the appointment of MIMEL and the implementation of the MIMEL Sub-Advisory Agreement. The MIMEL Sub-Advisory Agreement with the Portfolios was effective and MIMEL began sub-advising certain Portfolios as described in Exhibit B.

MIMEL serves as sub-advisor for the fixed income funds within the Delaware Funds by Macquarie that do not invest primarily in US municipal securities as part of the global fixed income platform.

The names and principal occupations of the principal executive officers and/or directors of MIMEL are listed below. The address of each principal executive officer and/or director listed below, as it relates to the person’s position with MIMEL, is 28 Ropemaker Street, London, England:

Name	Position
Adam Lygoe	Director
Christopher Hamilton	Director
William Colvin	Chief Compliance Officer
Alexandre Clamen	Director

Macquarie Investment Management Global Limited. MIMGL, located at 50 Martin Place, Sydney, Australia, is an affiliate of DMC and a part of MAM.

Although MIMGL serves as a sub-advisor for certain of the Portfolios, DMC has ultimate responsibility for all investment advisory services. In addition to MIMGL being primarily responsible for the day-to-day management of certain of the Portfolios, DMC may seek investment advice and recommendations from MIMGL.  DMC may also permit MIMGL to execute Portfolio security trades on behalf of DMC and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize MIMGL’s specialized market knowledge. DMC has entered into a separate sub-advisory agreement with MIMGL and compensates MIMGL out of the investment advisory fees it receives from the Portfolios (the “MIMGL Sub-Advisory Agreement”). There will be no increase in the advisory fees paid by the Portfolios to DMC as a consequence of the appointment of MIMGL and the implementation of the MIMGL Sub-Advisory Agreement. The MIMGL Sub-Advisory Agreement with the Portfolios was effective and MIMGL began sub-advising certain Portfolios as described in Exhibit B.

MIMGL serves as sub-advisor for the fixed income funds within the Delaware Funds by Macquarie that do not invest primarily in US municipal securities as part of the global fixed income platform and for the equity funds within the Delaware Funds by Macquarie as part of the global equity platform.

The names and principal occupations of the principal executive officers and/or directors of MIMGL are listed below. The address of each principal executive officer and/or director listed below, as it relates to the person’s position with MIMGL, is 50 Martin Place, Sydney, Australia:

Name	Position
Brett Lewthwaite	Director
Bruce Terry	Director
Rajiv Gohil	Director
Scot Thompson	Director
Patrick Ling	Chief Legal Officer
Caroline Marull	Director
Justin Brown	Chief Compliance Officer

Macquarie Funds Management Hong Kong Limited.  MFMHKL, located at Level 18, One International Finance Centre, One Harbour View Street, Central, Hong Kong, is an affiliate of DMC and a part of MAM.

Although DMC has ultimate responsibility for all investment advisory services, DMC may permit MFMHKL to execute Portfolio security trades on behalf of DMC. DMC has entered into a separate sub-advisory agreement with MFMHKL and compensates MFMHKL out of the investment advisory fees it receives from the Portfolios (the “MFMHKL Sub-Advisory Agreement”). There will be no increase in the advisory fees paid by the Portfolios to DMC as a consequence of the appointment of MFMHKL and the implementation of the MFMHKL Sub-Advisory Agreement. The MFMHKL Sub-Advisory Agreement with the Portfolios was effective and MFMHKL began sub-advising certain Portfolios as described in Exhibit B.

MFMHKL serves as sub-advisor for the equity funds within the Delaware Funds by Macquarie as part of the global equity platform.

The names and principal occupations of the principal executive officers and/or directors of MFMHKL are listed below. The address of each principal executive officer and/or director listed below, as it relates to the person’s position with MFMHKL, is Level 18, One International Finance Centre, One Harbour View Street, Central, Hong Kong:

Name	Position
John Bugg	Director
John Austin	Chief Compliance Officer
Jennifer Oswald	Legal Entity Controller
Nicholas Bird	Director
Wei Cheong	Director
Bastiaan Van Buuren	Director

ADDITIONAL SERVICES TO BE PROVIDED BY THE AFFILIATED SUB-ADVISORS UNDER THE SUB-ADISORY AGREEMENTS

The Board approved the Sub-Advisory Agreements between DMC and the Affiliated Sub-Advisors on September 13, 2021. The Sub-Advisory Agreements are effective with different effective dates for the Portfolios with the various Affiliated Sub-Advisors as indicated in Exhibit B and will continue for an initial term of no more than two years. Under the Sub-Advisory Agreements, the Affiliated Sub-Advisors will provide expanded services to certain of the Portfolios as compared with those provided under previous sub-advisory agreements as described in Exhibit B.

DMC will continue to serve as investment advisor to the Portfolios, however, under the proposed arrangements, MIMAK’s portfolio managers, Stefan Löwenthal and Jürgen Wurzer will have primary day-to-day responsibility for certain Portfolios’ portfolios and will serve as the portfolio managers for the Portfolios as described in Exhibit B.  In connection with these appointments, the Board also voted to approve certain changes to the Portfolios’ investment strategies effective on or about November 15, 2021.  A description of such changes can be found in the supplement to the Portfolios’ prospectuses dated September 14, 2021. Apart from the additional services to be provided by MIMAK, the Sub-Advisory Agreements are substantially similar to the sub-advisory agreements previously approved by the Board.

THE MANAGER’S RECOMMENDATION AND THE BOARD’S CONSIDERATIONS

In reaching the decision to approve the Sub-Advisory Agreements, the Board considered and reviewed information about the Affiliated Sub-Advisors, including their personnel, operations, and financial condition, which had been provided by the Affiliated Sub-Advisors. The Board also reviewed material furnished by DMC in advance of the Meeting, including: a memorandum from DMC reviewing the Sub-Advisory Agreements, the various expanded services proposed to be rendered by the Affiliated Sub-Advisors, and DMC’s rationale for proposing the Sub-Advisory Agreements; information concerning the Affiliated Sub-Advisors’ organizational structure and the experience of their key investment management personnel; relevant performance information provided with respect to the Affiliated Sub-Advisors; and a copy of proposed amendments to the Sub-Advisory Agreements.

In considering such information and materials, the Independent Trustees received assistance and advice from independent counsel. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision to approve the Sub-Advisory Agreements. This discussion of the information and factors considered by the Board (as well as the discussion above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the following factors. In addition, individual Trustees may have assigned different weights to various factors.

Nature, extent, and quality of services. The Board considered the nature, quality, and extent of services that the Affiliated Sub-Advisors each would provide as a sub-advisor to the Portfolios. The Board took into account the investment process to be employed by the Affiliated Sub-Advisors in connection with each sub-advisor’s responsibilities in conjunction with DMC in managing the Portfolios, and the qualifications and experience of the Affiliated Sub-Advisors’ teams with regard to implementing the investment mandate of the Portfolios. The Board considered each of the Affiliated Sub-Advisors’ organization, personnel, and operations. The Trustees also considered DMC’s review and recommendation process with respect to the Affiliated Sub-Advisors, and DMC’s favorable assessment as to the nature, quality, and extent of the expanded sub-advisory services expected to be provided by the Affiliated Sub-Advisors to the Portfolios. Based upon these considerations, the Board was satisfied with the nature and quality of the overall services to be provided by the Affiliated Sub-Advisors to the Portfolios and their shareholders and was confident in the abilities of the Affiliated Sub-Advisors to provide quality services to the Portfolios and their shareholders.

Investment performance. In evaluating performance, the Board recognized that the Affiliated Sub-Advisors had not yet managed the Portfolios in certain expanded capacities. The Board considered the experience of the Affiliated Sub-Advisors’ portfolio management teams and noted DMC’s favorable representation of the Affiliated Sub-Advisors’ performance in managing other funds with similar strategies. The Board also considered DMC’s representation that although MIMAK would be primarily responsible for day-to-day investment decisions and trading for certain Portfolios, DMC would continue to provide oversight and monitor the Affiliated Sub-Advisors’ services.

Sub-advisory fees. The Board considered the appropriateness of the sub-advisory fees in light of the nature, extent, and quality of the sub-advisory services to be provided by each Affiliated Sub-Advisor. The Board noted that the sub-advisory fees are paid by DMC to each Affiliated Sub-Advisor and are not additional fees borne by the Portfolios, and that the management fee paid by the Portfolios to DMC would stay the same at current asset levels. The Board concluded that in light of the quality and extent of the services to be provided and the business relationships between DMC and the Affiliated Sub-Advisors, the proposed fee arrangements were reasonable.

Profitability, economies of scale, and fall out benefits. Information about the Affiliated Sub-Advisors’ profitability from their expanded responsibilities with the Portfolios was not available because they had not begun to provide those services to the Portfolios. The Board considered information regarding the fees to be paid to each Affiliated Sub-Advisor from its relationship with the Portfolios and noted the Affiliated Sub-Advisors’ representations that they were in stable financial condition. The Trustees also noted that economies of scale are shared with the Portfolios and their shareholders through investment management fee breakpoints in DMC’s fee schedule for the Portfolios so that as a Portfolio grows in size, its effective investment management fee rate declines. Accordingly, the Board did not expect possible fall-out benefits and economies of scale under the Sub-Advisory Agreements to be significantly different than those considered when the Board initially appointed the Affiliated Sub-Advisors as sub-advisors to certain of the Portfolios.

Conclusions. Based on the foregoing and other relevant considerations, at the Meeting, the Board, including a majority of the Independent Trustees, acting within their business judgment, (1) concluded that the terms of the proposed Sub-Advisory Agreements are fair and reasonable and that approval of the proposed Sub-Advisory Agreements are in the best interests of each Portfolio and its respective shareholders and (2) voted to approve the proposed Sub-Advisory Agreements. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis and their determinations were made separately in respect of each Portfolio. The Board noted some factors may have been more or less important with respect to any particular Portfolio and that no one factor was determinative of their decisions which, instead, were premised upon the totality of factors considered. In this connection, the Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the proposed Sub-Advisory Agreements.

THE SUB-ADVISORY AGREEMENTS

The Sub-Advisory Agreements were approved by the Board. Under the Sub-Advisory Agreements, and in accordance with applicable laws and regulations, MIMAK, MIMEL, MIMGL and MFMHKL agree to provide DMC with all books and records relating to the transactions each executes and render for presentation to the Board such reports as the Board may reasonably request.  The Sub-Advisory Agreements provide for DMC to pay the Affiliated Sub-Advisors a fee based on the extent to which an Affiliated Sub-Advisor provides services to the Portfolios. To the extent applicable, the Sub-Advisory Agreements are compensated from the fees that DMC received from the Portfolios.

A Sub-Advisory Agreement may be terminated at any time, without the payment of a penalty, by: (i) DMC with written notice to the Affiliated Sub-Advisor; (ii) a Trust pursuant to action by the Board or pursuant to the vote of a majority of the outstanding voting securities of its Portfolios, with written notice to the applicable Affiliated Sub-Advisor; or (iii) an Affiliated Sub-Advisor with written notice to DMC and a Trust, each on not less than 60 days’ notice to the required parties.

The Sub-Advisory Agreements provide that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of its duties, each of the Affiliated Sub-Advisors, any of their affiliates, or any of their controlling persons, members, officers, directors, employees or agents, will not be liable for any action or omission connected with rendering services, or for any losses that may be sustained in connection with its activities as a sub-advisor to the Portfolios.

GENERAL INFORMATION
Distributor

The Portfolios’ distributor, Delaware Distributors, L.P. (“Distributor”), located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, serves as the national distributor of the Portfolios’ shares under an amended and restated Distribution Agreement dated April 30, 2010. The Distributor is an affiliate of DMC and bears all of the costs of promotion and distribution, except for payments by the retail class shares under their respective Rule 12b-1 Plans. The Distributor is an indirect subsidiary of MMHI, and, therefore, of

Macquarie. The Distributor has agreed to use its best efforts to sell shares of the Portfolios. Shares of the Portfolios are offered on a continuous basis by the Distributor and may be purchased through authorized investment dealers or directly by contracting the Distributor or the Trust. The Distributor also serves as the national distributor for the Delaware Funds. The Board annually reviews fees paid to the Distributor.
Shares Outstanding

The table in Exhibit C shows as of the Record Date, as to each class of shares of each Portfolios, the number of shares outstanding.

Record of Beneficial Ownership

As of the February 1, 2022, Exhibit D shows the record or beneficial owners holding 5% or more of the total outstanding shares of any class of shares of each Portfolio.  As of the Record Date, DMC believes that the Portfolios’ officers and Trustees directly owned less than 1% of the outstanding shares of each Class of each Portfolio.

Householding

Only one copy of the Notice may be mailed to households, even if more than one person in a household is a shareholder of record of a Portfolio as of the Record Date, unless the Trust has received instructions to the contrary. Additional copies of the Notice or copies of the Joint Information Statement may be obtained, without charge, by contacting your participating securities dealer or other financial intermediary or, if you own Portfolio shares directly through the Portfolio’s service agent, by calling the Portfolio’s service agent toll free at 800 914-0278. If you do not want the mailing of the Notice or the Joint Information Statement, as applicable, to be combined with those for other members of your household in the future, or if you are receiving multiple copies and would rather receive just one copy for the household, please contact your participating securities dealer or other financial intermediary or, if you own Portfolio shares directly through the Portfolio’s service agent, by calling the Portfolios’ service agent.

Financial Information

Shareholders can obtain a copy of the Portfolios’ most recent Annual and Semiannual Reports, without charge, by contacting their participating securities dealer or other applicable financial intermediary or, if a shareholder owns Portfolio shares directly through the Portfolio's service agent, by calling the Portfolio’s service agent toll free at 800 914-0278.

EXHIBIT A
As compensation for services rendered under the Investment Management Agreement, DMC is entitled to receive an annual fee equal to the following percentage rates of the average daily net assets of each Portfolio:

Portfolio Name	Management Fee Schedule (as a percentage of average daily net assets) Annual Rate

Delaware Ivy VIP Pathfinder Moderate – Managed Volatility	Up to $500 million	0.20%
	Over $500 million and up to $1 billion	0.17%
	Over $1 billion	0.15%

Delaware Ivy VIP Pathfinder Moderately Aggressive – Managed Volatility	Up to $500 million	0.20%
	Over $500 million and up to $1 billion	0.17%
	Over $1 billion	0.15%

Delaware Ivy VIP Pathfinder Moderately Conservative – Managed Volatility	Up to $500 million	0.20%
	Over $500 million and up to $1 billion	0.17%
	Over $1 billion	0.15%

Delaware Ivy VIP Asset Strategy	Up to $1 billion	0.70%
	Over $1 billion and up to $2 billion	0.65%
	Over $2 billion and up to $3 billion	0.60%
	Over $3 billion	0.55%

Delaware Ivy VIP Balanced	Up to $1 billion	0.70%
	Over $1 billion and up to $2 billion	0.65%
	Over $2 billion and up to $3 billion	0.60%
	Over $3 billion	0.55%

Delaware Ivy VIP Pathfinder Aggressive	All net assets	0.00%

Delaware Ivy VIP Pathfinder Moderately Aggressive	All net assets	0.00%

Delaware Ivy VIP Pathfinder Moderate	All net assets	0.00%

Delaware Ivy VIP Pathfinder Moderately Conservative	All net assets	0.00%

Delaware Ivy VIP Pathfinder Conservative	All net assets	0.00%

EXHIBIT B

The Affiliated Sub-Advisors provide the services indicated by the chart below.
A:	MFMHK provides equity trading and MIMGL provides equity trading and quantitative support.
B:
MIMAK, MIMEL and MIMGL each provide portfolio management, trading services and investment research and recommendations.  In addition, MIMGL provides equity trading and quantitative support; MFMHKL provides equity trading.

C:	MIMAK, MIMEL and MIMGL each provide portfolio management, trading services and investment research and recommendations.

Portfolio	Platform	Affiliated Sub-Advisor(s)	Service(s)
Delaware Ivy VIP Pathfinder Moderate – Managed Volatility	N/A1	MIMAK
Delaware Ivy VIP Pathfinder Moderately Aggressive – Managed Volatility	N/A1	MIMAK
Delaware Ivy VIP Pathfinder Moderately Conservative – Managed Volatility	N/A1	MIMAK
Delaware Ivy VIP Asset Strategy	Multi Asset	MIMAK, MFMHK, MIMGL, MIMEL	B2
Delaware Ivy VIP Balanced	Multi Asset	MIMAK, MFMHK, MIMGL, MIMEL	B3
Delaware Ivy VIP Pathfinder Aggressive	N/A4	MIMAK
Delaware Ivy VIP Pathfinder Moderately Aggressive	N/A4	MIMAK
Delaware Ivy VIP Pathfinder Moderate	N/A4	MIMAK
Delaware Ivy VIP Pathfinder Moderately Conservative	N/A4	MIMAK
Delaware Ivy VIP Pathfinder Conservative	N/A4	MIMAK

[1]
The Portfolios do not use the Affiliated Sub-Advisors as part of the Global Equity Investment Platform or the Global Fixed Income Investment Platform, rather, effective November 15, 2021, MIMAK serves as the Portfolios’ sub-advisor and Stefan Löwenthal and Jürgen Wurzer, each of MIMAK, and Aaron D. Young, of DMC, are primarily responsible for making day-to-day investment decisions for the Portfolios.

[2]
The Board approved the use of the Affiliated Sub-Advisors by the Fund on both the Global Equity Investment Platform and the Global Fixed Income Investment Platform effective April 30, 2021. In addition, effective November 15, 2021, MIMAK serves as the Fund’s sub-advisor and Stefan Löwenthal and Jürgen Wurzer, each of MIMAK, and F. Chace Brundige, and Aaron D. Young, each of DMC, are primarily responsible for the day-to-day portfolio management of the Funds.

[3]
The Board approved the use of the Affiliated Sub-Advisors by the Fund on both the Global Equity Investment Platform and the Global Fixed Income Investment Platform effective April 30, 2021.In addition, effective November 15, 2021, MIMAK serves as the Funds’ sub-advisor and Stefan Löwenthal and Jürgen Wurzer, each of MIMAK, and Aaron D. Young, of DMC, are primarily responsible for the day-to-day portfolio management of the Funds.

[4]
The Portfolios do not use the Affiliated Sub-Advisors as part of the Global Equity Investment Platform or the Global Fixed Income Investment Platform, rather, effective November 15, 2021, MIMAK serves as the Portfolios’ sub-advisor and Stefan Löwenthal and Jürgen Wurzer, each of MIMAK, and Aaron D. Young, of DMC, are primarily responsible for making day-to-day investment decisions for the Portfolios.

MIMAK Portfolio Manager Biographies

Stefan Löwenthal, CFA Managing Director, Chief Investment Officer — Global Multi Asset Team (MIMAK)

Stefan Löwenthal is the chief investment officer for Macquarie Investment Management Austria Kapitalanlage AG (MIMAK), a role he assumed in February 2013. He heads the global multi asset team based in Vienna, which is responsible for all asset allocation and security selection decisions, the management of mutual funds, as well as the development of new investment strategies. In addition, Löwenthal oversees the investment policy committee, which is responsible for strategic investment decisions at MIMAK. He began his career with Macquarie in February 2008 as a portfolio manager. He holds a Master of Management Science from Vienna University of Economics and Business. Löwenthal is a lecturer for economics at the IMC University of applied sciences in Krems (Austria) and the Qiongzhou University in Sanya (China).

Jürgen Wurzer, CFA Senior Vice President, Deputy Head of Portfolio Management, Senior Investment Manager — Global Multi Asset Team (MIMAK)

Jürgen Wurzer rejoined Macquarie Investment Management Austria Kapitalanlage AG (MIMAK) in April 2018 as deputy head of portfolio management for the firm’s global multi asset team based in Vienna. Prior to that, he worked at Erste Asset Management as a senior fund manager on the multi asset management team, where he worked from September 2016 to March 2018. Wurzer previously worked at MIMAK from January 2007 to August 2016, leaving the firm as senior investment manager on the global multi asset team. He graduated from University of Applied Sciences Wiener Neustadt with a master’s degree. Wurzer is a lecturer for asset allocation, quantitative finance, portfolio, and risk management at several educational institutions.

EXHIBIT C
NUMBER OF SHARES OF EACH FUND OUTSTANDING
As of the Record Date on January 14, 2022

DELAWARE IVY VIP PATHFINDER MODERATE – MANAGED VOLATILITY
CLASS II: 83,404,449.1

DELAWARE IVY VIP PATHFINDER MODERATELY AGRESSIVE – MANAGED VOLATILITY
CLASS II: 16,582,622.211

DELAWARE IVY VIP PATHFINDER MODERATELY CONSERVATIVE – MANAGED VOLATILITY
CLASS II: 6,616,202.902

DELAWARE IVY VIP ASSET STRATEGY
CLASS I: 114,374.676
CLASS II: 72,639,024.736

DELAWARE IVY VIP BALANCED
CLASS II: 28,817,359.762

DELAWARE IVY VIP PATHFINDER AGGRESSIVE
CLASS II: 13,496,157.335

DELAWARE IVY VIP PATHFINDER MODERATELY AGGRESSIVE
CLASS II: 136,876,735.272

DELAWARE IVY VIP PATHFINDER MODERATE
CLASS II: 114,532,162.904

DELAWARE IVY VIP PATHFINDER MODERATELY CONSERVATIVE
CLASS II: 33,781,996.658

DELAWARE IVY VIP PATHFINDER CONSERVATIVE
CLASS II: 19,891,618.917

EXHIBIT D
PRINCIPAL SHAREHOLDERS
Record or beneficial owners holding 5% or more of the total outstanding shares of any class of shares of each Portfolio as of February 1, 2022

Class	Name and Address of Account	Percentage
Delaware Ivy VIP Asset Strategy
Class I	Ivy Investment Management Company Shawnee Msn, KS	17.08%
	Lincoln National Life Insurance Co Fort Wayne, IN	82.85%
Class II	Minnesota Life Insurance Co St. Paul, MN	21.04%
	Nationwide Life Insurance Company Columbus, OH	40.50%
	Ohio National Life Insurance Co Cincinnati, OH	17.92%
Delaware Ivy VIP Balanced
Class II	Minnesota Life Insurance Co St. Paul, MN	84.64%
	United Investors Life Birmingham, AL	9.49%
Delaware Ivy VIP Pathfinder Aggressive
Class II	Minnesota Life Insurance Co St. Paul, MN	36.38%
	Nationwide Life Insurance Company Columbus, OH	61.03%
Delaware Ivy VIP Pathfinder Conservative
Class II	Nationwide Life Insurance Company Columbus, OH	76.15%
	Minnesota Life Insurance Co St. Paul, MN	23.46%
Delaware Ivy VIP Pathfinder Moderately Conservative
Class II	Nationwide Life Insurance Company Columbus, OH	73.66%
	Minnesota Life Insurance Co St. Paul, MN	25.84%
Delaware Ivy VIP Pathfinder Moderate – Managed Volatility
Class II	Minnesota Life Insurance Co St. Paul, MN	99.94%
Delaware Ivy VIP Pathfinder Moderate
Class II	Minnesota Life Insurance Co St. Paul, MN	24.72%
	Nationwide Life Insurance Company Columbus, OH	74.20%
Delaware Ivy VIP Pathfinder Moderately Aggressive – Managed Volatility
Class II	Minnesota Life Insurance Co St. Paul, MN	88.75%

	Nationwide Life Insurance Company Columbus, OH	10.80%
Delaware Ivy VIP Pathfinder Moderately Aggressive
Class II	Minnesota Life Insurance Co St. Paul, MN	26.27%
	Nationwide Life Insurance Company Columbus, OH	72.43%
Delaware Ivy VIP Pathfinder Moderately Conservative – Managed Volatility
Class II	Minnesota Life Insurance Co St. Paul, MN	100.00%

IVY VARIABLE INSURANCE PORTFOLIOS
Delaware Ivy VIP Pathfinder Moderate – Managed Volatility
(formerly, Ivy VIP Pathfinder Moderate – Managed Volatility)
Delaware Ivy VIP Pathfinder Moderately Aggressive – Managed Volatility
(formerly, Ivy VIP Pathfinder Moderately Aggressive – Managed Volatility)
Delaware Ivy VIP Pathfinder Moderately Conservative – Managed Volatility
(formerly, Ivy VIP Pathfinder Moderately Conservative – Managed Volatility)
Delaware Ivy VIP Asset Strategy
(formerly, Ivy VIP Asset Strategy)
Delaware Ivy VIP Balanced
(formerly, Ivy VIP Balanced)
Delaware Ivy VIP Pathfinder Aggressive
(formerly, Ivy VIP Pathfinder Aggressive)
Delaware Ivy VIP Pathfinder Moderately Aggressive
(formerly, Ivy VIP Pathfinder Moderately Aggressive)
Delaware Ivy VIP Pathfinder Moderate
(formerly, Ivy VIP Pathfinder Moderate)
Delaware Ivy VIP Pathfinder Moderately Conservative
(formerly, Ivy VIP Pathfinder Moderately Conservative)
Delaware Ivy VIP Pathfinder Conservative
(formerly, Ivy VIP Pathfinder Conservative)

(each, a “Portfolio” and together, the “Portfolios”)

100 Independence, 610 Market Street
Philadelphia, PA 19106-2354

NOTICE OF INTERNET AVAILABILITY
OF JOINT INFORMATION STATEMENT

This communication presents only an overview of the more complete Joint Information Statement that is available to you on the Internet or by mail relating to the Ivy Variable Insurance Portfolios (the “Trust”) on behalf of each of the Portfolios listed above. We encourage you to access and review all of the important information contained in the Joint Information Statement, available online at: ivyinvestments.com/reports/ivy or delawarefunds.com/vip-literature as described below.
The Joint Information Statement details the approval of the following sub-advisors who are affiliated with Delaware Management Company, a series of Macquarie Investment Management Business Trust and the Portfolios’ investment manager (“DMC”): Macquarie Investment Management Austria Kapitalanlage AG; Macquarie Investment Management Europe Limited; Macquarie Investment Management Global Limited; and Macquarie Funds Management Hong Kong Limited (collectively, the “Affiliated Sub-Advisors”) to provide discretionary investment management services either in full or partially in a sub-advisory capacity and in some cases as new portfolio managers.  A more detailed description of the Affiliated Sub-Advisors and their businesses, information about their sub-advisory agreements, and the reasons the Board of Trustees (the “Board”) of the Trust approved the Affiliated Sub-Advisors, are included in the Joint Information Statement.
DMC employs a “manager of managers” arrangement in managing the assets of the Trust. In connection therewith, the Trust and DMC rely on an exemptive order from the U.S. Securities and Exchange Commission (the “SEC Order”), which permits DMC, with the approval of the Board, to hire, terminate, or replace sub-advisors who are affiliated or unaffiliated with the Trust or DMC, and to enter into and modify material terms and conditions of the related sub-advisory agreements without shareholder approval.
Pursuant to the SEC Order, this Notice of Internet Availability of Joint Information Statement is being mailed beginning on or about February 11, 2022 to shareholders of record of the Portfolios as of

January 14, 2022. The full Joint Information Statement is available on the Portfolios’ website for all Portfolios, except Delaware Ivy VIP Asset Strategy and Delaware Ivy VIP Balanced, at ivyinvestments.com/reports/ivy and for Delaware Ivy VIP Asset Strategy and Delaware Ivy VIP Balanced at delawarefunds.com/vip-literature on or about February 11, 2022 until at least April 1, 2022. A paper or e-mail copy of the Joint Information Statement may be obtained, without charge, by contacting your participating securities dealer or other financial intermediary or, if you own Portfolio shares directly through the Portfolios’ service agent, by calling the Portfolios’ service agent toll free at 800 914-0278.
WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.